UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K


                                Current Report
                      Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): September 9, 2004


                       UNITED FINANCIAL MORTGAGE CORP.


             Illinois                 1-14127               36-43440533
 -------------------------------    -----------         -------------------
 (State or Other Jurisdiction of    (Commission            (IRS Employer
         Incorporation)             File Number         Identification No.)


                        815 Commerce Drive, Suite 100
                          Oak Brook, Illinois 60523
                   ----------------------------------------
                   (Address of principal executive offices)
                          Telephone: (630) 571-7222

 Item 2.02  Results of Operation and Financial Condition.

      On September 9, 2004, United Financial Mortgage Corp. (the "Company") issued a press release regarding the Company's earnings for the first quarter that ended on July 31, 2004 . A copy of the press release is attached hereto as Exhibit 99.1.


                         Forward-Looking Information
                         ---------------------------

 This current report on Form 8-K contains, and future oral and written statements may contain, forward-looking statements within the meaning of such term in the Private Securities Litigation Reform Act of 1995 with respect to the Company's business, financial condition, results of operations, plans, objectives and future performance. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of management and on information currently available to management, are generally identifiable by the use of words such as "believe," "expect," "anticipate," "plan," "intend," "estimate," "may," "will," "would," "could," "should" or other similar expressions. Additionally, all statements in this document, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward-looking statements.

 These factors include, among others, the following: (i) changes in demand for mortgage loans due to fluctuations in the real estate market, interest rates or the market in which the Company sells its mortgage loans; (ii) the Company's access to funding sources and its ability to renew, replace or add to its existing credit facilities on terms comparable to the current terms;
 (iii) assumptions underlying the value of the Company's retained mortgage loan-servicing rights; (iv) the negative impact of economic slowdowns or recessions; (v) management's ability to manage the Company's growth and planned expansion; (vi) the effect of the competitive pressures from other lenders or suppliers of credit in the Company's market; (vii) changes in government regulations that affect the Company's business; (viii) the Company's ability to expand origination volume while reducing overhead;
 (ix) the impact of new state or federal legislation or court decisions restricting the activities of lenders or suppliers of credit in the Company's market; (x) other risk factors disclosed from time to time in the Company's filings with the Securities and Exchange Commission; and (xi) the inability of the Company to manage the risks associated with the foregoing as well as anticipated. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning the Company and its business, including additional factors that could materially affect the Company's financial results, is included in the Company's filings with the Securities and Exchange Commission.


 Item 9.01.  Exhibits.

 Exhibit 99.1  Press release for first quarter end



                                  Signature


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    UNITED FINANCIAL MORTGAGE CORP.

                                    By:  /s/ Steve Khoshabe
                                    -------------------------------------
                                    President and Chief Executive Officer

 Date:  September 9, 2004

 INDEX TO EXHIBITS

 Exhibits
 --------

 Exhibit 99.1    Press release for first quarter end